CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Ronald Baron	Date: December 5, 2014
Ronald Baron
Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the “Issuer”) and its separate series for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

By:	/s/ Peggy Wong	Date: December 5, 2014
Peggy Wong
Treasurer and Chief Financial Officer